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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 7, 2003


                               Penton Media, Inc.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)



DELAWARE                                 1-14337               36-2875386
----------------------------           ------------            ----------
(State or Other Jurisdiction           (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)


1300 East Ninth Street, Cleveland, Ohio                          44114
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: 216-696-7000
                                                    ------------














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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)  Exhibits.
            99.1       Press release dated August 7, 2003.


Item 12. Results of Operations and Financial Condition.

On August 7, 2003, Penton Media, Inc. issued a press release announcing the unaudited financial results for the quarter ended June 30, 2003, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K. This information is being furnished under Item 12 and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        Penton Media, Inc.



                                        By:  /s/ Preston L. Vice
                                            ------------------------------------
                                             Name:  Preston L. Vice
                                             Title: Chief Financial Officer

Date: August 7, 2003


















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                                  EXHIBIT INDEX



Exhibit              Description
-------              -----------

99.1                 Press release dated August 7, 2003.